UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

550 South Tryon Street, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston, MA 02210

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

Barings LLC

c/o Barings LLC

550 South Tryon St.

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

550 South Tryon St.

Suite 3300

Charlotte, NC 28202

SUB-ADVISOR

Barings Global Advisors Limited

61 Aldwych

London, UK

WC2B 4AE

COUNSEL TO THE FUND

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC. A description of Barings proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.Barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.Barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

Barings Global Short Duration High Yield Fund 2016 Annual Report

OFFICERS OF THE FUND

Russell Morrison

President

Carlene Pollock

Chief Financial Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Kristin Goodchild

Assistant Secretary

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2016 Annual Report

Dear Fellow Shareholders,

We provide you with the 2016 Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning during one of the strongest rallies outside of a post-recession recovery for the global high yield market. In addition to the portfolio updates, we would like to highlight the launch of the new Barings organization, as we completed the integration of Babson Capital Management LLC (now Barings LLC), Baring Asset Management Limited, Cornerstone Real Estate Advisers LLC and Wood Creek Capital Management, LLC into one global firm. As a result of the integration, the Fund officially changed its name from Babson Capital Global Short Duration High Yield Fund to Barings Global Short Duration High Yield Fund effective on September 12, 2016.

We would like to remind shareholders that we continue to believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credits. Utilizing the Group’s expertise, deep resources, and time-tested process, we continue to believe we can provide investors an attractive level of current income by uncovering compelling opportunities across the global high yield market. The global nature of the portfolio, primarily focusing on North American and Western European credits, may provide investors with additional benefits compared to a U.S.-only portfolio, such as additional diversification, higher credit quality, increased yield, and lower duration. More importantly, the global strategy provides flexibility to dynamically shift the geographical weighting in order to capture our best risk-adjusted investment opportunities. This strategy also pays close attention to limiting the duration of the Fund while maintaining what we consider a reasonable amount of leverage.

Market Review

After an eventful year, high yield’s historic rally persisted through the second half of the year as political developments reshaped regulatory expectations, oil prices climbed higher, and earnings trends continued to show improvement. Fundamentally, the developed high yield markets remain healthy and have proven resilient and orderly throughout 2016 despite a swath of unprecedented geopolitical developments.

As has been the case since February, commodity-centric industries and lower rated credits continued to dominate performance. Throughout the year, the market’s shift toward risk and yield have buoyed lower rated credits, commodity-centric issuers, and fallen angels to new highs and have largely dictated investor sentiment in the high yield space as a whole. Commodity prices received further support at the end of the year from a successful OPEC meeting resulting in a production limit and rising market enthusiasm around the prospect of reduced regulation under a Trump administration.

Despite facing headwinds during the year including stagnant economies, Brexit, the migrant crisis, and growing populist sentiment, the European high yield market has benefitted from accommodative central bank measures that were historic in their own right. Across Europe, many central banks adopted negative interest rates and commenced corporate bond purchases that bolstered European high yield returns. Although central bank action has undoubtedly played a role in European high yield’s resilience during the year, the technical picture in the region continues to make execution challenging with the average price in the secondary firmly above par and the average option adjusted spread currently well inside that of the U.S. while the European Central Bank (“ECB”) has announced an extension of the region’s quantitative easing program through at least December of 2017, purchases will be tapered from €80 billion to €60 billion per month starting in April 2017, an indication that central bank support will eventually end.

New issue volume remained strong throughout the year with new issuance in the U.S. high yield market totaling $286.2 billion. In Europe, issuance totaled the dollar equivalent of $62.9 billion. New issuance throughout 2016 has skewed toward higher quality and has been dominated by refinancing demand which accounted for approximately 60% of total volume. U.S. high yield bond default activity was elevated in 2016, led by the Energy and Metals & Mining sectors which accounted for approximately 80% of the total default volume. During 2016, default activity was frontloaded with more than half of the year’s default volume occurring in the first quarter as the commodity downturn reached its trough. For context though, excluding the Energy and Metals & Mining sectors, the U.S. high yield bond default rate finished the year at less than 1%, which is well below the historical average for the market.

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended December with a portfolio of 120 issuers, which is a decrease from the beginning of the year of 126 issuers. A majority of the issuers are domiciled in the U.S. (71.9%) with the U.K. (11.7%) and France (3.0%) representing the next

Barings Global Short Duration High Yield Fund 2016 Annual Report

largest country exposures – see Country Composition chart on page 18. From a geographic standpoint, exposure to U.S. domiciled companies increased and exposure to foreign issuers decreased over the course of the year. While maintaining a meaningful presence in the Western European market, we increased our exposure to the U.S. to take advantage of opportunistic investments as spreads have remained elevated relative to the Western European region. We believe this shift change has offered the Fund the ability to maintain an attractive level of current income while adding the potential for capital appreciation which has been more difficult to source in Western Europe. The Western European market continues to offer global diversification, reduced duration, and potentially attractive yield opportunities while also providing a buffer against market volatility with limited exposure to commodity related sectors.

As of December 31, 2016, the Fund remained well positioned across the credit quality spectrum: 10.4% BB-rated and above, 71.0% B-rated, and 14.5% CCC-rated and below, with over 50% of the portfolio consisting of senior secured obligations. The credit quality of the Fund’s underlying holdings did not experience any drastic shifts during the year with a slight increase in BB-rated and above credits, a modest decrease in B-rated credits and a slight pick-up in CCC-rated and below credits. Non-publicly rated securities and cash and accrued interest represented 1.1% and 3.1%, respectively.1

The Fund paid six consecutive monthly dividend payments of $0.1534 per share in the second half of 2016. In total for the year, the Fund paid investors $1.85 per share, which we believe is an attractive level of yield for a global short duration high yield bond fund. It should be noted that a portion of the monthly distributions per common share in 2016 were from a source other than net investment company book income. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $19.23 and $20.87, respectively, or at a 7.86% discount to NAV. Based on the Fund’s share price and NAV on December 31, 2016, the Fund’s market price and NAV distribution rates using the most recent monthly dividend, on an annualized basis were 9.57% and 8.82%, respectively. Assets acquired through leverage, which represented 25.14% of the Fund’s total assets at year-end, were accretive to net investment income and benefited shareholders.

On a full year 2016 basis, the NAV total return was +25.42%, outperforming the global high yield bond market as measured by the Bank of America / Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (HNDC), which returned +16.92%. From a market value perspective, the total return for 2016 was +29.44%.2 As mentioned earlier, the year was marked by a strong rally led by a sharp rebound in lower rated credits and commodity prices which fueled price appreciation across all ratings categories and industry sectors. Investor sentiment also improved during the course of the year as U.S. mutual fund flows recorded a positive $9.2 billion into the asset class which is a positive reversal from the past three years that logged negative fund flows. Both of these aspects were beneficial to the Fund’s performance.

In Conclusion

As we enter 2017, the political environment in both the U.S. and Europe will likely continue to dominate headlines and remain at the forefront of the market’s attention. With the U.S. federal government now under Republican control, policy positions and political appointments are likely to diverge significantly from what we have seen under the Obama administration. To date, markets have reacted positively to the election results, although we have seen some division across industries as investors anticipate regulatory changes. Despite the market’s exuberance over the expected policy moves of the new administration, much remains unknown, and volatility may resurface should any major political surprises appear. In Europe, elections are scheduled to take place in many of the Eurozone’s most influential countries during 2017 including France, Germany, and the Netherlands, as populist sentiment continues to build. Moreover, as the ECB and the Federal Reserve continue to diverge, government rates and currency volatility will likely remain a primary factor for risk assets throughout 2017.

1.	Ratings are based on Moody’s and S&P. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P are considered to be investment grade quality.

2.	Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Barings Global Short Duration High Yield Fund 2016 Annual Report

While we are expecting the global high yield market to be less volatile compared to the past few years, we remain committed to focusing on corporate fundamentals as market sentiment can quickly change and happen unexpectedly. Despite Barings beginning a new chapter in the evolution of our combined businesses, the Global High Yield Investments Group has not wavered from its core competencies. We take a long-term view of investing through market and economic cycles and adhere to a disciplined, repeatable investment process that is deeply rooted in fundamental bottom-up analysis. We focus on our disciplined approached and emphasize our fundamental bottom-up research with the goal of preserving investor capital while seeking to capture attractive capital appreciation opportunities that may exist in the market.

On behalf of the entire Barings team, we thank you for the trust you’ve placed in us, and we look forward to putting the new Barings platform to work to help you achieve your investment objectives.

Sincerely,

Russ Morrison

Barings Global Short Duration High Yield Fund 2016 Annual Report

PORTFOLIO COMPOSITION (% of Assets*)

COUNTRY COMPOSITION (% of Assets*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2016.

Barings Global Short Duration High Yield Fund 2016 Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2016 Annual Report

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

Assets
Investments, at fair value (cost $567,371,422)	$546,841,019
Cash	1,480,256
Foreign currency, at fair value (cost $48,147)	48,038
Receivable for investments sold	4,203,171
Interest receivable	10,116,635
Unrealized appreciation on forward foreign exchange contracts	1,656,283
Prepaid expenses and other assets	14,357

Total assets	564,359,759

Liabilities
Note payable	141,900,000
Dividend payable	3,076,874
Payable for investments purchased	134,448
Payable to adviser	376,470
Unrealized depreciation on forward foreign exchange contracts	7,142
Accrued expenses and other liabilities	251,509

Total liabilities	145,746,443

Total net assets	$418,613,316

Net Assets:
Common stock, $0.00001 par value	$201
Additional paid-in capital	472,918,320
Dividends in excess of net investment income	(2,788,527)
Accumulated net realized loss	(32,594,196)
Net unrealized depreciation	(18,922,482)

Total net assets	$418,613,316

Common shares issued and outstanding (unlimited shares authorized)	20,057,849

Net asset value per share	$20.87

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

Investment Income
Interest income	$47,040,757
Other income	123,290

Total investment income	47,164,047

Operating Expenses
Advisory fees	5,186,585
Interest expense	2,057,922
Administrator fees	310,010
Professional fees	157,559
Directors’ fees	105,419
Printing and mailing expense	80,314
Other operating expenses	35,055

Total operating expenses	7,932,864

Less fees waived by Adviser	(1,033,129)

Net Expenses	6,899,735

Net investment income	40,264,312

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	(44,411,647)
Net realized gain on forward foreign exchange contracts	14,549,105
Net realized loss on foreign currency and translation	(338,879)

Net realized loss on investments	(30,201,421)

Net unrealized appreciation of investments	75,094,982
Net unrealized appreciation of forward foreign exchange contracts	84,243
Net unrealized appreciation of foreign currency and translation	37,856

Net unrealized appreciation on investments	75,217,081

Net realized and unrealized gains on investments	45,015,660

Net increase in net assets resulting from operations	$85,279,972

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2016

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$85,279,972
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(259,167,045)
Proceeds from sales of long-term investments	219,510,575
Sales of foreign currency, net	1,799,666
Forward currency exchange contracts, net	(84,243)
Net unrealized appreciation	(75,110,070)
Net realized loss	44,411,647
Amortization and accretion	(1,320,956)
Changes in operating assets and liabilities:
Decrease in interest receivable	7,788
Increase in prepaid expenses and other assets	(5,373)
Increase in receivable for investments sold	(4,203,171)
Decrease in payable for investments purchased	(7,074,124)
Decrease in payable to Adviser	(21,950)
Decrease in accrued expenses and other liabilities	(87,627)

Net cash provided by operating activities	3,935,089

Cash Flows From Financing Activities
Advances from credit facility	23,400,000
Repayments on credit facility	(15,000,000)
Distributions paid to common shareholders	(41,652,129)

Net cash used in financing activities	(33,252,129)

Net change in cash	(29,317,040)
Cash beginning of year	30,797,296

Cash end of year	$1,480,256

Supplemental disclosure of cashflow information
Income taxes paid	$—
Interest paid	1,911,475

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015

Operations
Net investment income	$40,264,312	$39,220,735
Net realized loss on investments	(30,201,421)	(5,072,108)
Net unrealized appreciation (depreciation) on investments	75,217,081	(60,941,488)

Net increase (decrease) in net assets resulting from operations	85,279,972	(26,792,861)

Dividends to Common Stockholders
Net investment income	(32,119,057)	(44,022,967)
Return of capital	(4,965,900)	—

Total dividends to common stockholders	(37,084,957)	(44,022,967)

Total increase (decrease) in net assets	48,195,015	(70,815,828)

Net Assets
Beginning of year	370,418,301	441,234,129

End of year	$418,613,316	$370,418,301

Dividends in excess of net investment income	(2,788,527)	(2,125,852)

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS

	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013	PERIOD FROM OCTOBER 26, 2012 (1) THROUGH DECEMBER 31, 2012

Per Common Share Data (2)
Net asset value, beginning of period	$18.47	$22.00	$25.24	$24.30	23.82	(3)
Income from investment operations:
Net investment income	1.57	1.90	2.12	2.05	0.18
Net realized and unrealized gains (losses) on investments	2.68	(3.23)	(2.76)	1.21	0.47

Total increase (decrease) from investment operations	4.25	(1.33)	(0.64)	3.26	0.65

Less dividends to common stockholders:
Net investment income	(1.60)	(2.20)	(2.56)	(2.01)	(0.17)
Net realized gain	—	—	(0.04)	(0.31)	—
Return of Capital	(0.25)	—	—	—	—

Total dividends to common stockholders	(1.85)	(2.20)	(2.60)	(2.32)	(0.17)

Net asset value, end of period	$20.87	$18.47	$22.00	$25.24	$24.30

Per common share market value, end of period	$19.23	$16.49	$20.19	$23.12	$23.77

Total investment return based on net asset value (2)(4)	25.42%	(5.57)%	(2.25)%	14.48%	2.69%

Total investment return based on market value (2)(4)	29.44%	(8.13)%	(2.06)%	7.20%	(4.27)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$418,613	$370,418	$441,234	$506,197	$487,005
Ratio of expenses (before reductions and reimbursements) to average net assets (5)	2.05%	2.27%	2.20%	2.06%	1.85	%(6)
Ratio of expenses (after reductions and reimbursements) to average net assets	1.78%	2.27%	2.20%	2.06%	1.85	%(6)
Ratio of net investment income (before reductions and reimbursements) to average net assets (5)	10.68%	9.18%	8.47%	8.20%	4.70	%(6)
Ratio of net investment income (after reductions and reimbursements) to average net assets	10.41%	9.18%	8.47%	8.20%	4.70	%(6)
Portfolio turnover rate (2)	44.81%	38.13%	63.66%	60.87%	4.74%
(1)	Commencement of operations.
(2)	Not annualized.
(3)	Net asset value at the beginning of the period reflects the deduction of the sales load and offering costs of $1.18 per share paid by the shareholder from the $25.00 offering price.
(4)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(5)	The Adviser has contractually waived a portion of its management and other fees equal to an annual rate of 0.2% of the Fund’s managed assets for a period of one year commencing on January 1, 2016.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2016

	SHARES	COST	FAIR VALUE
Equities — 0.50%*:

Common Stocks — 0.50%*:
Sabine Oil & Gas LLC	4,262	$248,858	$191,790
Sabine Oil & Gas LLC	13,512	60,669	94,584
Sabine Oil & Gas LLC	2,407	6,547	14,442
Templar Energy LLC	127,002	734,072	793,763
Templar Energy LLC	84,668	846,680	1,016,016

Total Common Stocks	231,851	1,896,826	2,110,595

Total Equities	231,851	1,896,826	2,110,595

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 130.13%*:

Bank Loans§ — 19.34%*:

Aerospace and Defense — 0.36%*:
Swissport Investments+	6.25%	2/9/2022	1,400,000	$1,491,872	$1,493,153

Total Aerospace and Defense			1,400,000	1,491,872	1,493,153

Automobile — 0.79%*:
FleetPride	5.25	11/19/2019	822,803	727,034	775,146
FleetPride	9.25	5/19/2020	3,000,000	2,960,480	2,525,010

Total Automobile			3,822,803	3,687,514	3,300,156

Broadcasting and Entertainment — 1.01%*:
Endemol+	6.75	8/11/2021	4,596,903	4,358,453	4,227,496

Total Broadcasting and Entertainment			4,596,903	4,358,453	4,227,496

Chemicals, Plastics and Rubber — 0.81%*:
Colouroz Investment 2 LLC+	8.25	9/7/2022	3,451,145	3,435,028	3,384,987

Total Chemicals, Plastics and Rubber			3,451,145	3,435,028	3,384,987

Diversified Natural Resources, Precious Metals and Minerals — 1.23%*:
Caraustar Industries Inc.	8.00	5/1/2019	5,068,793	5,073,888	5,153,290

Total Diversified Natural Resources, Precious Metals and Minerals			5,068,793	5,073,888	5,153,290

Farming and Agriculture — 1.48%*:
Allflex Holdings, Inc.	8.00	7/19/2021	6,232,322	6,221,229	6,205,087

Total Farming and Agriculture			6,232,322	6,221,229	6,205,087

Finance — 0.61%*:
Cunningham Lindsey Group, Inc.	9.25	6/10/2020	5,504,015	5,508,187	2,559,367

Total Finance			5,504,015	5,508,187	2,559,367

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ (Continued)

Healthcare, Education and Childcare — 1.55%*:
Tecomet	5.75%	12/5/2021	3,541,524	$3,354,713	$3,541,524
Prospect Medical Holdings	7.00	6/30/2022	2,992,481	2,962,556	2,940,113

Total Healthcare, Education and Childcare			6,534,005	6,317,269	6,481,637

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.50%*:
AOT Bedding	9.00	10/21/2024	6,250,000	6,239,736	6,270,813

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			6,250,000	6,239,736	6,270,813

Mining, Steel, Iron and Non-Precious Metals — 1.03%*:
Boomerang Tube, LLC	15.00	8/1/2017	670,565	670,900	670,565
Boomerang Tube, LLC	20.00	2/1/2019	706,615	653,484	635,954
Boomerang Tube, LLC	18.61	8/17/2017	189,752	189,752	189,752
Boomerang Tube, LLC	18.11	2/1/2021	1,619,869	1,619,869	242,981
Boomerang Tube, LLC	18.61	8/1/2017	189,752	189,752	189,752
Boomerang Tube, LLC	15.61	2/1/2019	1,942,666	1,942,666	1,942,665
Murray Energy Corp.	8.25	4/16/2020	462,112	452,157	440,453

Total Mining, Steel, Iron and Non-Precious Metals			5,781,331	5,718,580	4,312,122

Oil and Gas — 8.73%*:
Caelus Energy Alaska	8.75	4/15/2020	17,863,828	17,399,542	14,291,063
Fieldwood Energy LLC	8.38	9/30/2020	8,925,706	7,062,891	6,247,994
Fieldwood Energy LLC	8.38	9/30/2020	7,481,592	5,921,150	6,490,281
Fieldwood Energy LLC	8.00	9/30/2020	5,651,171	5,053,381	5,340,356
Gulf Finance, LLC	6.25	8/17/2023	2,944,696	2,873,071	2,952,058
Jonah Energy LLC	7.50	5/12/2021	1,301,498	1,308,912	1,221,234

Total Oil and Gas			44,168,491	39,618,947	36,542,986

Printing and Publishing — 0.24%*:
Springer+	9.00	8/14/2021	979,688	1,119,225	1,031,272

Total Printing and Publishing			979,688	1,119,225	1,031,272

Total Bank Loans			93,789,496	88,789,928	80,962,366

Corporate Bonds — 110.79%*:

Aerospace and Defense — 1.61%*:
CPI International Inc.#	8.75	2/15/2018	5,550,000	5,609,423	5,633,250
Swissport Investments+^	6.75	12/15/2021	950,000	1,040,150	1,086,823

Total Aerospace and Defense			6,500,000	6,649,573	6,720,073

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Automobile — 6.73%*:
Gates Global LLC#^	6.00%	7/15/2022	4,740,000	$4,219,204	$4,635,720
International Automotive Components Group, S.A.#^	9.13	6/1/2018	8,125,000	8,177,402	7,921,875
J.B. Poindexter & Co. Inc.#^	9.00	4/1/2022	8,989,000	9,316,611	9,438,450
Allied Specialty Vehicles#^	8.50	11/1/2019	6,000,000	5,965,020	6,165,000

Total Automobile			27,854,000	27,678,237	28,161,045

Beverage, Food and Tobacco — 0.97%*:
Boparan Finance plc+^	5.50	7/15/2021	1,700,000	2,000,728	2,045,887
Carrols Corp.#	8.00	5/1/2022	709,000	730,028	763,948
Manitowoc Foodservice#	9.50	2/15/2024	1,074,000	1,074,000	1,237,785

Total Beverage, Food and Tobacco			3,483,000	3,804,756	4,047,620

Broadcasting and Entertainment — 5.22%*:
Arqiva Finance+#^	9.50	3/31/2020	5,000,000	7,835,684	6,541,372
Clear Channel Worldwide Holdings Inc.#	7.63	3/15/2020	7,000,000	6,665,481	6,720,000
Dish DBS Corp.#	7.75	7/1/2026	3,094,000	3,130,753	3,488,485
Entertainment One Ltd.+^	6.88	12/15/2022	850,000	1,282,405	1,137,112
RCN Cable#^	8.50	8/15/2020	3,733,000	3,821,170	3,956,980

Total Broadcasting and Entertainment			19,677,000	22,735,493	21,843,949

Buildings and Real Estate — 5.01%*:
Beazer Homes USA Inc.#^	8.75	3/15/2022	3,198,000	3,263,841	3,453,840
Cemex S.A.B. de C.V.+#^	9.38	10/12/2022	5,000,000	5,165,355	5,450,000
Cemex S.A.B. de C.V.+#^	7.75	4/16/2026	602,000	601,916	666,715
Keystone Financing+^	9.50	10/15/2019	3,900,000	6,188,972	5,026,521
Lyon Williams Homes, Inc.#	8.50	11/15/2020	5,000,000	5,033,835	5,225,000
Paroc Group+^	6.25	5/15/2020	1,050,000	1,444,431	1,132,919

Total Buildings and Real Estate			18,750,000	21,698,350	20,954,995

Cargo Transport — 5.96%*:
Direct ChassisLink Inc.#^	10.00	6/15/2023	7,894,000	8,077,408	8,150,555
Kenan Advantage Group, Inc.#^	7.88	7/31/2023	10,000,000	10,073,835	10,100,000
World Flight Services, Inc.+^	9.50	7/15/2022	1,350,000	1,530,497	1,461,083
XPO Logistics, Inc.#^	6.50	6/15/2022	5,000,000	4,860,141	5,250,000

Total Cargo Transport			24,244,000	24,541,881	24,961,638

Chemicals, Plastics and Rubber — 12.21%*:
Associated Asphalt Partners LLC#^	8.50	2/15/2018	2,327,000	2,330,625	2,338,635
Chemours Co.#	7.00	5/15/2025	5,962,000	5,530,070	5,872,570
Consolidated Energy Finance S.A.+#^	6.75	10/15/2019	8,120,000	7,946,908	8,120,000
Cornerstone Chemical Co.#^	9.38	3/15/2018	7,850,000	7,922,223	7,869,625
CVR Partners LP#^	9.25	6/15/2023	5,913,000	5,821,941	6,090,390
LSB Industries, Inc.#	8.50	8/1/2019	7,002,000	6,697,093	6,441,840
Pinnacle Operating Corp.#^	9.00	11/15/2020	2,635,000	2,640,147	1,159,400

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber (Continued)
Platform Specialty Products Corporation#^	10.38%	5/1/2021	5,539,000	$5,624,267	$6,134,442
TPC Group, Inc.#^	8.75	12/15/2020	8,398,000	8,410,335	7,096,310

Total Chemicals, Plastics and Rubber			53,746,000	52,923,609	51,123,212

Containers, Packaging and Glass — 6.50%*:
Ardagh Packaging+^	6.75	5/15/2024	3,550,000	4,122,158	3,989,163
Bormioli+^	10.00	8/1/2018	3,450,000	3,905,944	3,731,526
Coveris Holdings S.A.#^	7.88	11/1/2019	9,850,000	9,880,193	9,776,125
Horizon Holdings+^	7.25	8/1/2023	2,000,000	2,195,510	2,247,416
Onex Wizard Acquisition Co+^	7.75	2/15/2023	6,600,000	7,501,622	7,463,020

Total Containers, Packaging and Glass			25,450,000	27,605,427	27,207,250

Diversified/Conglomerate Manufacturing — 3.29%*:
Appvion Inc.#^	9.00	6/1/2020	13,200,000	13,359,487	7,392,000
Carlisle Transportation Products#^	8.25	12/15/2019	4,250,000	4,259,300	3,665,625
StoneMor Partners L.P.#	7.88	6/1/2021	3,000,000	2,944,274	2,730,000

Total Diversified/Conglomerate Manufacturing			20,450,000	20,563,061	13,787,625

Diversified/Conglomerate Service — 1.87%*:
Carlson Travel Holdings Inc.	9.50	12/15/2024	1,305,000	1,305,000	1,365,356
Carlson Travel Holdings Inc.	4.43	6/16/2023	400,000	422,302	428,430
Zachry Holdings Inc.#^	7.50	2/1/2020	5,875,000	5,843,803	6,029,219

Total Diversified/Conglomerate Service			7,580,000	7,571,105	7,823,005

Electronics — 3.45%*:
ADT Corp/Protection One#^	9.25	5/15/2023	7,255,000	7,601,183	7,898,881
Microsemi Corporation#^	9.13	4/15/2023	1,326,000	1,326,000	1,544,790
Western Digital Corporation#^	10.50	4/1/2024	4,224,000	4,349,249	4,994,880

Total Electronics			12,805,000	13,276,432	14,438,551

Finance — 4.73%*:
Galaxy Finco Ltd.+^	7.88	11/15/2021	3,900,000	6,351,641	4,829,171
GFKL Financial Services+^	8.50	11/1/2022	5,575,000	8,186,023	7,145,498
Marlin Financial+^	10.50	8/1/2020	4,100,000	5,855,851	5,494,996
National Financial Partners Corp.#^	9.00	7/15/2021	2,220,000	2,212,598	2,342,100

Total Finance			15,795,000	22,606,113	19,811,765

Grocery — 0.89%*:
Post Holdings#^	8.00	7/15/2025	1,232,000	1,232,000	1,379,840
Premier Foods Finance+^	6.50	3/15/2021	1,850,000	2,663,267	2,340,372

Total Grocery			3,082,000	3,895,267	3,720,212

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare — 11.36%*:
Capsugel Holdings#^	7.00%	5/15/2019	1,159,000	$1,165,254	$1,169,141
Cerberus+^	8.25	2/1/2020	3,450,000	3,851,730	3,724,263
Cognita Financing+^	7.75	8/15/2021	2,200,000	3,434,414	2,874,191
Horizon Pharma plc#^	8.75	11/1/2024	1,595,000	1,597,500	1,614,938
IDH Finance PLC+^	6.25	8/15/2022	1,150,000	1,506,794	1,374,750
Kindred Healthcare, Inc.#	8.75	1/15/2023	5,699,000	5,754,291	5,328,565
Kinetic Concepts Inc.#^	9.63	10/1/2021	8,524,000	8,485,526	9,014,130
Regionalcare Hospital Partners, Inc.#^	8.25	5/1/2023	9,996,000	10,110,824	9,971,010
Tenet Healthcare Corporation#	8.13	4/1/2022	4,700,000	4,673,470	4,434,450
Valeant#^	6.13	4/15/2025	7,006,000	6,285,677	5,263,258
Valeant#^	7.50	7/15/2021	3,260,000	3,260,000	2,762,850

Total Healthcare, Education and Childcare			48,739,000	50,125,480	47,531,546

Hotels, Motels, Inns and Gaming — 0.81%*:
TVL Finance PLC.+^	8.50	5/15/2023	2,600,000	3,724,207	3,396,515

Total Hotels, Motels, Inns and Gaming			2,600,000	3,724,207	3,396,515

Insurance — 0.70%*:
Onex York Acquisition Corp.#^	8.50	10/1/2022	3,524,000	3,524,000	2,942,540

Total Insurance			3,524,000	3,524,000	2,942,540

Leisure, Amusement, Motion Pictures and Entertainment — 3.98%*:
CPUK Finance Ltd+^	7.00	2/28/2042	2,600,000	3,801,886	3,384,188
Perform Group+^	8.50	11/15/2020	2,400,000	3,118,550	3,024,328
Vue Cinimas+^	7.88	7/15/2020	3,650,000	5,851,947	4,673,270
WMG Acquisition Group#^	6.75	4/15/2022	5,299,000	5,147,428	5,577,197

Total Leisure, Amusement, Motion Pictures and Entertainment			13,949,000	17,919,811	16,658,983

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 3.30%*:
Apex Tool Group LLC+#^	7.00	2/1/2021	4,896,000	4,402,263	4,381,920
Gardner Denver Inc.#^	6.88	8/15/2021	3,254,000	3,129,891	3,237,730
Xerium Technologies#^	9.50	8/15/2021	6,200,000	6,273,617	6,184,500

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			14,350,000	13,805,771	13,804,150

Mining, Steel, Iron and Non-Precious Metals — 5.03%*:
Constellium Holdco B.V.+#^	7.00	1/15/2023	3,350,000	3,928,006	3,544,022
Hecla Mining Company#	6.88	5/1/2021	5,888,000	5,678,799	6,020,480
Kissner Milling Company Limited#^	8.38	12/1/2022	6,475,000	6,468,216	6,539,750
SunCoke Energy Inc.#	7.38	2/1/2020	4,445,000	4,249,800	4,422,775
Zekelman Industries Inc.^	9.88	6/15/2023	489,000	489,000	547,680

Total Mining, Steel, Iron and Non-Precious Metals			20,647,000	20,813,821	21,074,707

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 15.07%*:
CITGO Holding Inc.#^	10.75%	2/15/2020	8,584,000	$8,457,209	$9,206,340
EP Energy#	9.38	5/1/2020	7,375,000	4,197,928	6,798,791
Ferrellgas Partners LP#	8.63	6/15/2020	7,635,000	7,556,077	7,520,475
Jupiter Resources Inc.+#^	8.50	10/1/2022	10,775,000	9,471,387	9,293,438
Globe Luxembourg SA+#^	9.63	5/1/2018	2,850,000	2,577,359	2,814,375
Kosmos Energy Ltd.#^	7.88	8/1/2021	5,164,000	4,843,994	5,138,180
Kosmos Energy Ltd.#^	7.88	8/1/2021	2,845,000	2,705,205	2,830,775
Pbf Holding Company LLC	7.00	11/15/2023	1,000,000	997,500	995,000
Pbf Holding Company LLC#	8.25	2/15/2020	6,000,000	6,149,417	6,150,000
Pbf Logistics LP#	6.88	5/15/2023	1,117,000	1,117,000	1,097,452
SM Energy Company#	5.63	6/1/2025	1,800,000	1,240,224	1,737,000
Topaz Marine SA+#^	8.63	11/1/2018	8,377,000	8,364,155	8,125,690
Welltec+#^	8.00	2/1/2019	1,387,000	1,354,893	1,393,935

Total Oil and Gas			64,909,000	59,032,348	63,101,451

Printing and Publishing — 1.63%*:
McGraw-Hill Education#^	8.50	8/1/2019	6,794,000	6,803,888	6,827,970

Total Printing and Publishing			6,794,000	6,803,888	6,827,970

Retail Store — 2.29%*:
Boing Group Finance+^	6.63	7/15/2019	3,050,000	4,162,098	3,183,304
HSS Financing PLC+^	6.75	8/1/2019	816,000	1,240,099	1,019,221
Takko Fashion+^	9.88	4/15/2019	2,300,000	3,044,220	1,951,408
Travelex+^	8.00	8/1/2018	2,800,000	4,340,816	3,450,741

Total Retail Store			8,966,000	12,787,233	9,604,674

Telecommunications — 6.91%*:
Altice S.A.+#^	7.75	5/15/2022	3,240,000	3,240,000	3,458,700
Altice S.A.+#^	7.50	5/15/2026	1,622,000	1,622,000	1,686,880
Digicel Limited+#^	6.00	4/15/2021	4,000,000	3,503,616	3,617,880
Frontier Communications#	10.50	9/15/2022	1,406,000	1,406,000	1,478,128
GTT Communications	7.88	12/31/2024	3,044,000	3,123,796	3,173,979
Hughes Satellite Systems Corp	6.63	8/1/2026	3,000,000	2,918,074	3,015,000
Numericable-SFR+#^	7.38	5/1/2026	1,933,000	1,933,000	1,981,325
Sprint Corp.#	7.88	9/15/2023	4,428,000	4,296,352	4,726,890
Wind Acquisition+#^	7.38	4/23/2021	5,545,000	5,211,654	5,766,800

Total Telecommunications			28,218,000	27,254,492	28,905,582

Textiles & Leather — 0.56%*:
Perry Ellis International Inc#	7.88	4/1/2019	2,334,000	2,374,313	2,334,000

Total Textiles & Leather			2,334,000	2,374,313	2,334,000

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016

	EFFECTIVE INTEREST RATE‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Utilities — 0.71%*:
NRG Energy#^	7.25%	5/15/2026	3,000,000	$2,970,000	$2,985,000

Total Utilities			3,000,000	2,970,000	2,985,000

Total Corporate Bonds			457,446,000	476,684,668	463,768,058

Total Fixed Income			551,235,496	565,474,596	544,730,424

Total Investments			551,467,347	567,371,422	546,841,019

Other assets and liabilities — (30.63)%					(128,227,703)

Net Assets — 100%					$418,613,316

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2016. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
+	Foreign security.
#	All or a portion of the security is segregated as collateral for the credit facility. See Note 8 to the financial statements for further disclosure.
^	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of December 31, 2016.

United States	71.9%
United Kingdom	11.7%
France	3.0%
Switzerland	1.8%
Italy	1.7%
Canada	1.7%
United Arab Emirates	1.5%
Trinidad and Tobago	1.5%
Germany	1.2%
Mexico	1.1%
(Individually less than 1%)	2.9%

100.0%

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016

Forward Foreign Exchange Contracts at December 31, 2016

COUNTERPARTY	CURRENCY	CONTRACT TYPE	DELIVERY DATE	VALUE	AGGREGATE FACE VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNY Mellon
	Euros	Sell	1/17/2017	$(848,700)	$(854,258)	$(5,558)
	U.S. Dollars	Buy	1/17/2017	848,700	848,700	—

				—	(5,558)	(5,558)
J.P. Morgan
	British pounds	Sell	1/17/2017	(60,233,678)	(58,947,749)	1,285,929
	Euros	Sell	1/17/2017	(38,960,485)	(38,597,446)	363,039
	Swiss francs	Sell	1/17/2017	(9,951)	(9,922)	29
	U.S. Dollars	Buy	1/17/2017	99,204,114	99,204,114	—

				—	1,648,997	1,648,997
Morgan Stanley
	Euros	Buy	1/17/2017	947,559	945,975	(1,584)
	Euros	Sell	1/4/2017	(913,322)	(911,561)	1,761
	Euros	Sell	1/17/2017	(427,033)	(421,508)	5,525
	U.S. Dollars	Buy	1/4/2017	913,321	913,321	—
	U.S. Dollars	Buy	1/17/2017	427,034	427,034	—
	U.S. Dollars	Sell	1/17/2017	(947,559)	(947,559)	—

				—	5,702	5,702
				—	1,649,141	1,649,141

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2016

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. Prior to September 12, 2016, the Fund’s name was Babson Capital Global Short Duration High Yield Fund. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Barings LLC (formerly named Babson Capital Management LLC) (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Barings Global Advisers Limited (formerly named Babson Capital Global Advisors Limited) (the “Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, will serve as a sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”) or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker

Barings Global Short Duration High Yield Fund 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Barings Global Short Duration High Yield Fund 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$–	$2,110,595	$2,110,595

Total Equities:	–	–	2,110,595	2,110,595

Fixed Income:
Bank Loans	$–	$77,090,697	$3,871,669	$80,962,366
Bonds	–	463,768,058	–	463,768,058

Total Fixed Income	$–	$540,858,755	$3,871,669	$544,730,424

Derivative Securities:
Foreign Exchange Contracts:	$–	$1,656,283	$–	$1,656,283

Total Derivative Securities	–	1,656,283	–	1,656,283

Total Assets	$–	$542,515,038	$5,982,264	$548,497,302

Liabilities:
Foreign Exchange Contracts	$–	$7,142	$–	$7,142

Total Liabilities:	$–	$7,142	$–	$7,142

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2016:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2016	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Sabine Oil & Gas, LLC	$191,790	Broker Quote	$34.00; pricing source depth of 1.

Sabine Oil & Gas, LLC	$94,584	Broker Quote	$6.50; pricing source depth of 1.

Sabine Oil & Gas, LLC	$14,442	Broker Quote	$5.50; pricing source depth of 1.

Templar Energy LLC	$793,763	Broker Quote	$6.75; pricing source depth of 1.

Templar Energy LLC	$1,016,016	Broker Quote	$13.50; pricing source depth of 1.

Second Lien Term Loans

Boomerang Tube, LLC	$670,565	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$635,954	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$189,752	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$242,981	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$189,752	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Boomerang Tube, LLC	$1,942,665	Model Price	Average Enterprise Valuation Multiple: 5.5x; EBITDA: $25 million.

Barings Global Short Duration High Yield Fund 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

Boomerang Tube, LLC restructured its debt securities on February 2, 2016. The Fund subsequently received new debt securities, all of which are considered Level 3.

Sabine Oil & Gas, LLC restructured its Second Lien Term Loan on August 12, 2016. The Fund subsequently received new equity securities, all of which are considered Level 3.

Templar Energy, LLC restructured its Second Lien Term Loan on September 14, 2016. The Fund subsequently received new equity securities, all of which are considered Level 3.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. Based on end of period market values, $2,559,367 was transferred from Level 3 to Level 2 for the year ended December 31, 2016. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2015	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN LOSS	CHANGE IN UNREALIZED	BALANCE AT DECEMBER 31, 2016	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION FROM INVESTMENTS HELD AS OF DECEMBER 31, 2016

Common Stocks
Equities	$0	$0	$0	$1,896,826	$0	$0	$0	$213,769	$2,110,595	$213,769

Fixed Income
Bank Loan	$9,628,816	$0	$(2,559,367)	$5,558,745	$(6,946,682)	$(198,116)	$81,712	$(1,693,439)	$3,871,669	$(1,693,439)

Total	$9,628,816	$0	$(2,559,367)	$7,455,571	$(6,946,682)	$(198,116)	$81,712	$(1,479,670)	$5,982,264	$(1,479,670)

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2016, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the

Barings Global Short Duration High Yield Fund 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with Morgan Stanley, BNY Mellon and J.P. Morgan. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $1,656,283 in net unrealized appreciation and a liability of $7,142 in net unrealized depreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of December 31, 2016 are indicative of the volume of activity during the period.

Barings Global Short Duration High Yield Fund 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

For the year ended December 31, 2016, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of December 31, 2016. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Forward Foreign Exchange Contracts	Unrealized Appreciation	$1,656,283

Total Asset Derivatives		$1,656,283

Liability Derivatives
Forward Foreign Exchange Contracts	Unrealized Depreciation	$7,142

Total Liability Derivatives		$7,142

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain/(Loss) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$14,549,105

Total	$14,549,105

Change in Unrealized Appreciation/(Depreciation) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$84,243

Total	$84,243

H.	Offsetting of Financial and Derivative Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of December 31, 2016.

	J.P. MORGAN	MORGAN STANLEY	BNY MELLON
Assets:
Forward foreign exchange contracts	$1,648,997	$7,286	$–

Total Assets	$1,648,997	$7,286	$–

Liabilities:
Forward foreign exchange contracts	$–	$1,584	$5,558

Total Liabilities	$–	$1,584	$5,558

Net Exposure	$1,648,997	$5,702	$(5,558)

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect

Barings Global Short Duration High Yield Fund 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

The Adviser has contractually waived a portion of its management and other fees equal to an annual rate of 0.2% of the Fund’s managed assets for a period of one year commencing on January 1, 2016 and ending on December 31, 2016.

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time to the Sub-Adviser by a global allocation investment committee composed of representatives of the Adviser and Sub-Adviser. The Adviser (not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC (“US Bank”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended in 2016, as noted below, was as follows:

ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
$32,119,057	$–	$4,965,900	$37,084,957

Barings Global Short Duration High Yield Fund 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. On December 31, 2016, undistributed net investment income was decreased by $3,842,030, net accumulated net realized gain was increased by $8,807,930, and paid-in capital was decreased by $4,965,900. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of December 31, 2016:

Cost of investments	$567,371,422
Unrealized appreciation	17,158,380
Unrealized depreciation	(37,688,783)

Net unrealized appreciation (depreciation)	(20,530,403)
Undistributed ordinary income	–
Undistributed long term gains	–

Distributable earnings	–
Other accumulated gain/(loss)	(33,774,802)

Total accumulated gain/(loss)	(54,305,205)

The capital loss carryforward is available to offset future taxable income. The Fund has the following capital loss amounts:

EXPIRING DECEMBER 31,
2016	2017	2018	UNLIMITED – SHORT TERM	UNLIMITED – LONG TERM
$–	$–	$–	$10,949,025	$19,996,030

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. At December 31, 2016, the Fund deferred, on a tax basis, late-year December losses of $2,788,527.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The Fund files a U.S. federal income tax return annually after the fiscal year-end, which is subject to examination from the Internal

Revenue Service for a period of three years from the date of the filing. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the year ended December 31, 2016, the Fund purchased (at cost) and sold securities in the amount of $259,167,045 and $219,510,575 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd. The credit facility previously had a variable annual interest rate equal to three-month LIBOR plus 0.90 percent. On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of three-month LIBOR plus 0.80 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

Changes to the credit facility’s capacity for the year ended December 31, 2016 were as follows:

DATE OF CHANGE	PREVIOUS CAPACITY	NEW CAPACITY
Capacity at January 1, 2016:		$133,500,000
January 6, 2016	$133,500,000	$123,500,000
January 20, 2016	$123,500,000	$118,500,000
March 21, 2016	$118,500,000	$120,500,000
April 29, 2016	$120,500,000	$127,200,000
May 19, 2016	$127,200,000	$129,400,000
June 14, 2016	$129,400,000	$130,800,000
July 15, 2016	$130,800,000	$132,800,000
August 15, 2016	$132,800,000	$134,400,000
September 23, 2016	$134,400,000	$135,700,000
October 26, 2016	$135,700,000	$138,800,000
December 7, 2016	$138,800,000	$140,900,000
December 14, 2016	$140,900,000	$141,900,000
Capacity at December 31, 2016:		$141,900,000

The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended December 31, 2016 was approximately $129,800,000 and 1.54 percent, respectively. At December 31, 2016, the principal balance outstanding was $141,900,000 at an interest rate of 1.80 percent.

Barings Global Short Duration High Yield Fund 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. For the year ended December 31, 2016, the total amount of income netted against the interest expense is $123,290.

9.	Common Stock

The Fund has unlimited shares authorized and 20,057,849 shares outstanding at December 31, 2016 and December 31, 2015.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2016, the Fund paid its Trustees aggregate remuneration of $110,225. During the year, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the year ended December 31, 2016, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the year ended December 31, 2015, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Results of Shareholder Meeting

The Annual Meeting of Shareholders (“Annual Meeting”) was held on Monday, July 18, 2016. The shareholders were asked to elect as Trustees Bernard A. Harris, Jr. and Thomas M. Finke for three-year terms. The shareholders approved the proposal. The results of shareholder voting are set forth below:

SHARES FOR	WITHHELD	TOTAL	% OF SHARES VOTED FOR
Bernard A. Harris, Jr. 18,087,910	542,583	18,630,493	97.09%
Thomas M. Finke 18,077,576	552,917	18,630,493	97.03%

The Fund’s other Trustees Thomas W. Bunn, Rodney J. Dillman, Thomas W. Okel and Martin A. Sumichrast continued to serve their respective terms following the Annual Meeting.

12.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. On January 3, 2017, the dividend payable of $3,076,874 was paid to common shareholders. The dividend amount consisted of net investment income.

In addition, as of December 31, 2016, the borrowing capacity on the current note payable was $141,900,000. On January 10, 2017, the note was withdrawn upon and borrowing capacity was increased to $142,400,000. On January 11, 2017, the note was withdrawn upon and borrowing capacity was increased to $142,700,000. On January 13, 2017, the note was withdrawn upon and borrowing capacity increased to $142,900,000. On January 18, 2017, the note was withdrawn upon and borrowing capacity increased to $144,300,000. On February 1, 2017, the note was withdrawn upon and borrowing capacity increased to $145,200,000. On February 28, 2017, the note was withdrawn upon and borrowing capacity increased to $147,400,000.

Barings Global Short Duration High Yield Fund 2016 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of

Barings Global Short Duration High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Barings Global Short Duration High Yield Fund (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended December 31, 2015 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 29, 2016, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, the results of its operations, cash flows, and changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, NY

March 1, 2017

.

Barings Global Short Duration High Yield Fund 2016 Annual Report

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On July 18, 2016, Deloitte & Touche LLP was selected as the Fund’s independent registered public accounting firm for 2016. The Fund’s selection of Deloitte & Touche LLP as its independent registered public accounting firm was recommended by the Fund’s Audit Committee and was approved by the Board.

KPMG LLP (“KPMG”) was the independent registered public accounting firm for the Fund in 2015. The reports of the financial statements audited by KPMG for the Fund each period in the four-year period ended December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements in such years.

INTERESTED TRUSTEE

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Thomas M. Finke (52) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Barings; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chairman (2012-2015), Director (since 2008), Barings (U.K.) Limited (investment advisory firm); Director (since 2008), Barings Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Director (since 2004), Jefferies Finance LLC (finance company); Chairman and Director (2012-2015), Barings Global Advisers Limited (investment advisory firm); Manager (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Manager (2007-2016), Barings Real Estate Advisers LLC (real estate advisory firm); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company).

Barings Global Short Duration High Yield Fund 2016 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Rodney J. Dillman (64) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee, Chairman	Trustee since 2012	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings LLC).	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Director (since 2016), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris, Jr. (60) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2012	Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Funds (TEF); Director (since 2008), US Physical Therapy (USPH); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).

Thomas W. Okel (54) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2012	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex).

Martin A. Sumichrast (50) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2012	Managing Partner, Vice Chairman and Principal (since 2013), Stone Street Partners, LLC (merchant banking); Managing Director (since 2012), Washington Capital, LLC (family office); Managing Director (2002-2012), Lomond International (business advisory firm).	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chairman and Director (since 2014), Kure Corp. (retail); Director (since 2014), Jadeveon Clowney Help-In-Time Foundation; Director (since 2015), Social Reality, Inc. (digital platform technology and management software company for internet advertising); Chairman and Director (since 2015), Chief Executive Officer (since 2016), Level Brands (a retail/e-commerce beauty investment/management company).

Barings Global Short Duration High Yield Fund 2016 Annual Report

OFFICERS

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Russell D. Morrison (52) 550 South Tryon Street Charlotte, NC 28202	President	Since 2012	President (since 2016), Vice Chairman (2014-2016), Member of the Board of Managers (since 2014), Head of Global Fixed Income Group (since 2012), Head of Global High Yield Investments Group (2010-2012); Co-Head U.S. Loan Team (2006-2009), Managing Director (since 2002), Barings; Chairman and Director (since 2015), Barings (U.K.) Limited (investment advisory firm); Chairman and Director (since 2015), Barings Global Advisers Limited (investment advisory firm); Senior Vice President (since 2013), Barings Funds Trust (open-end investment company advised by Barings).

Carlene Pollock (49) 550 South Tryon Street Charlotte, NC 28202	Chief Financial Officer	Since 2016	Assistant Treasurer (2015-2016), Barings Global Short Duration High Yield Fund; Director (since 2015), Barings; Director (2013-2015), Corrum Capital Management (investment adviser); Vice President (2008-2013), Bank of New York Mellon (third party administrator); Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Funds Trust (open-end investment company advised by Barings).

Andrew Lennon (42) 550 South Tryon Street Charlotte, NC 28202	Treasurer	Since 2012	Managing Director (since 2010), Director (2005-2009), Barings; Treasurer (since 2013), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Michael Freno (41) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Head of U.S. High Yield Investments Group (since 2015), Managing Director (since 2010), Member of the High Yield Investment Committee (since 2010), Director (2007-2009), Associate Director (2005-2006), Barings.

Sean Feeley (49) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Scott Roth (47) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2010), High Yield Team Leader (since 2010), Director (2002-2010), Barings.

Melissa LaGrant (43) 550 South Tryon Street Charlotte, NC 28202	Chief Compliance Officer	Since 2012	Managing Director (since 2005), Barings; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2006), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2013), Barings Funds Trusts (open-end investment company advised by Barings).

Barings Global Short Duration High Yield Fund 2016 Annual Report

OFFICERS (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Janice M. Bishop (52) 550 South Tryon Street Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2012	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Michelle Manha (44) 550 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2012	Associate General Counsel and Managing Director (since 2014), Counsel (2008-2014), Barings; Assistant Secretary (since 2013), Barings Funds Trust (open-end investment company advised by Barings).

Kristin Goodchild (31) 550 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2015	Counsel (since 2016), Senior Paralegal (2013-2016), Paralegal (2008-2012), Barings; Assistant Secretary (since 2015), Barings Funds Trust (open-end investment company advised by Barings); Associate Secretary (since 2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Assistant Secretary (since 2015), CI Subsidiary Trust and PI Subsidiary Trust.

Barings Global Short Duration High Yield Fund 2016 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

AND SUB-ADVISORY AGREEMENT

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

(FORMERLY, BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND)1

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Fund, as defined under the 1940 Act (“Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement (the “Management Agreement”) between Barings Global Short Duration High Yield Fund (the “Fund”) and Barings LLC (“Barings”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between Barings and Barings Global Advisers Limited (“BGA”) (formerly, Babson Capital Global Advisors Limited). The Trustees considered matters bearing on the Fund and the Agreements at their meetings throughout the year, including a review of the Fund’s performance at each regular meeting. In addition, the Trustees met on May 5, 2016 and July 18, 2016 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Agreements for the Fund. The Trustees’ review process and considerations in approving the Agreements are summarized below.

Prior to the contract review meetings, the Trustees requested and received from Ropes & Gray LLP, counsel to the Fund, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Independent Trustees requested and received a similar memorandum from Morgan, Lewis & Bockius LLP, independent legal counsel to the Independent Trustees. The Independent Trustees met prior to the July Board meeting with independent legal counsel to discuss their duties, the memoranda and the Agreements. The Trustees also requested and received from Barings extensive written and oral information regarding various matters including: the principal terms of the Agreements; Barings and its personnel; the Fund’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Fund; the financial strength of Barings; the fee arrangements between Barings and the Fund’s fee and expense information, including comparative fee and expense information; the profitability of the advisory arrangement to Barings; and the “fallout” benefits to Barings resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the more significant factors that influenced the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements throughout the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory and non-advisory services provided under the Agreements or otherwise. In evaluating the nature, scope and quality of the services provided by Barings and BGA to the Fund, the Trustees considered the specific responsibilities of Barings and BGA in the day-to-day management of the Fund, the qualifications, experience and responsibilities of the portfolio managers and other key personnel that are involved in the day-to-day management of the Fund, the ability of Barings and BGA to attract and retain high-quality personnel, and the organizational depth and stability of Barings and BGA. The Trustees also considered the trading capabilities of Barings and BGA.

[1]	On September 12, 2016, the name of the “Babson Capital Global Short Duration High Yield Fund” changed to the “Barings Global Short Duration High Yield Fund”. The name change was intended to clarify the Fund’s relationship to Babson Capital Management LLC (“Babson Capital”), its investment adviser, which also changed its name to ”Barings LLC”. The name changes were effected in connection with Babson Capital’s combination with two of its subsidiaries, Cornerstone Real Estate Advisers LLC and Wood Creek Capital Management, LLC, and its sister company, Baring Asset Management Limited.

Barings Global Short Duration High Yield Fund 2016 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

AND SUB-ADVISORY AGREEMENT (CONTINUED)

Based on information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly known as Lipper Inc.) and Barings, the Trustees reviewed the Fund’s total return investment performance, as well as the performance of peer groups of funds, over various time periods. The total return performance of the Fund’s shares ranked in the 4th quintile of the Broadridge performance universe for the one-year period ended June 30, 2015 (the 1st quintile being the best performers and the 5th quintile being the worst performers) and ranked in the 4th quintile of the Broadridge performance universe for the three-year period ended June 30, 2015. Given the size of the Broadridge performance universe and information provided by Barings regarding the differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom peer group developed by Barings comprised of high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. Relative to the custom peer group, the total return performance of the Fund ranked 6th out of 10 peer funds for the one-year period ended March 31, 2016 and 5th out of 9 peer funds for the three-year period ended March 31, 2016. In the course of their deliberations, the Trustees also took into account information provided by Barings during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with Barings’ and BGA’s responses and efforts relating to investment performance.

The Trustees considered the investment management fee paid by the Fund to Barings pursuant to the Management Agreement. The Trustees noted that Barings (and not the Fund) pays BGA its sub-advisory fee under the Sub-Advisory Agreement. In assessing the reasonableness of the fee paid by the Fund under the Management Agreement, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the Broadridge data, the Fund’s actual management fee (which includes Barings’ advisory fee and Fund administration fees) and total expense ratio were each higher than the Broadridge expense group median. The Trustees also reviewed the Fund’s advisory fee and total expense ratio in comparison to a custom peer group developed by Barings comprised of high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. The Trustees considered that, according to the custom peer group data, the contractual advisory fee of the Fund ranked 6th out of 10 peer funds. The Trustees also reviewed materials provided by Barings describing fees paid by other similar accounts managed by Barings, noting that Barings typically charges higher fees on its global accounts than on accounts that are invested primarily in domestic securities. The Trustees noted that commencing on January 1, 2016, Barings agreed to contractually waive 0.20% of the Fund’s management fee for a period of one year.

The Board noted that, because the Fund is closed-end and does not continue to offer its securities, its size was relatively stable and it was unlikely that Barings would realize economies of scale from the Fund’s growth other than through capital gains.

The Trustees reviewed information prepared by Barings regarding Barings’ costs of managing the Fund, and the profitability of the Management Agreement to Barings. In considering the profitability of Barings, the Board noted that BGA is an affiliate of Barings and is paid by Barings, and, therefore, did not consider its profitability separately.

The Trustees also considered the character and amount of other incidental benefits received by Barings and BGA. Additionally, the Trustees considered so-called “fall-out benefits” to Barings and BGA such as reputational value derived from serving as investment manager to the Fund. The Trustees also considered costs incurred by Barings in connection with the organization and initial offering of the Fund.

On the basis of the information provided, the Trustees concluded, within the context of their overall review of the Agreements, that the management fees charged to the Fund and the sub-advisory fee paid by Barings to BGA represent reasonable compensation in light of the services being provided by Barings and BGA to the Fund.

Based on their evaluation of factors that they deemed material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluded that the Fund’s Management Agreement with Barings and Sub-Advisory Agreement with BGA should be continued for an additional one-year period through July 31, 2017.

Barings Global Short Duration High Yield Fund 2016 Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman

Chairman, Trustee

Dr. Bernard A. Harris, Jr.

Trustee

Thomas W. Okel

Trustee

Martin A. Sumichrast

Trustee

Thomas W. Bunn

Trustee

OFFICERS

Russell Morrison

President

Carlene Pollock

Chief Financial Officer

Andrew Lennon

Treasurer

Michael Freno

Vice President

Sean Feeley

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Kristin Goodchild

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Barings Global Short Duration High Yield Fund 2016 Annual Report

JOINT PRIVACY NOTICE OF BARINGS LLC AND

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

Item 2. Code of Ethics.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the “Code”) on October 17, 2012, which is available on the Registrant’s website at www.barings.com/bgh. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the code.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged Deloitte & Touche LLP (“Deloitte”) as its principal accountant to perform audit services, audit-related services, tax services and other services during fiscal year 2016. The Registrant engaged KPMG LLP (“KPMG”) as its principal accountant for fiscal year 2015. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte and KPMG.

Fees Billed to the Registrant:

	Deloitte Year Ended	KPMG Year Ended
	December 31, 2016	December 31, 2015
Audit Fees	$68,000	$68,700
Audit-Related Fees	0	0
Tax Fees	11,500	12,600
All Other Fees	0	0

Total Fees	$79,500	$81,300

Non-Audit Fees Billed to Barings and MassMutual:

	Deloitte	Deloitte
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Audit-Related Fees	$4,914,087	$5,473,535
Tax Fees	2,950,324	1,963,391
All Other Fees	9,091,158	519,694

Total Fees	$16,955,569	$7,956,620

The category “Audit Fees” refers to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant and Barings and MassMutual, such as a SOC–1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant. During 2016, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for 2016 and KPMG for 2015 for the Registrant and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

The 2015 fees billed represent final 2015 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant’s 2016 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant’s 2016 Annual Form N-CSR, but are now properly included in the 2016 fees billed to the Registrant, Barings and MassMutual.

Item 5. Audit Committee of Listed Registrants.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as “independent” Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant’s website, www.barings.com/bgh, and (2) without charge, upon request, by calling, toll-free 1-866-399-1516. The current members of the Audit Committee are Dr. Bernard A. Harris, Thomas W. Okel and Martin A. Sumichrast.

Item 6. Investments.

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Barings LLC (“Barings”). A summary of Barings’ proxy voting policies and procedures are set forth below.

Summary of Barings’ Proxy Voting Policy:

Barings understand that the voting of proxies is an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies. It is Barings’ Proxy Voting Policy to generally vote proxies in accordance with the recommendations of the Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Barings will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”). In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings’ Proxy Voting Procedures:

Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict. Pre-vote communications are prohibited. In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Barings’ Chief Compliance Officer prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Barings’ Chief Compliance Officer.

Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings’ Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Barings LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Russell D. Morrison serves as President of the Registrant (since 2012) and as one of its Portfolio Managers. With over 22 years of industry experience, Mr. Morrison is President of Barings (since 2016) and head of its Global Fixed Income Group (since 2009). He joined Barings in 2002 and previously served as co-head of the U.S. Bank Loan Group. Since 2002, Mr. Morrison has focused on research, portfolio management and trading for U.S. and European bonds, loans and structured credit. Prior to joining Barings, he was a Vice President at First Union Securities, Inc., a Manager in Ernst & Young’s Management Consulting Group and an accountant at North Carolina National Bank. Mr. Morrison holds a B.S. from Wake Forest University and an M.B.A. from Carnegie Mellon University’s Graduate School of Industrial Administration.

PORTFOLIO MANAGEMENT TEAM. Mr. Morrison has primary responsibility for overseeing the investments of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings and Barings (U.K.) Limited investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Sean Feeley serves as a Vice President of the Registrant (since 2012). Mr. Feeley is a Managing Director of Barings and head of the High Yield Research Team with over 23 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Barings in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. He also currently serves as a Vice President of Barings Corporate Investors and Barings Participation Investors, both closed-end investment companies managed by Barings. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant (inactive) and a Chartered Financial Analyst.

Scott Roth serves as a Vice President of the Registrant (since 2012). With over 20 years of industry experience, Mr. Roth is a Managing Director of Barings and serves as a lead portfolio manager for various global and U.S. high yield bond total return strategies. He joined Barings in 2002. Prior to joining Barings, he worked at Webster Bank, was a high yield analyst at Tower Square Capital Management and an underwriter at Chubb Insurance Company. He holds a B.B.A. from Western Michigan University and an M.B.A. from the University of Michigan. Mr. Roth is a Chartered Financial Analyst.

Craig Abouchar, with over 20 years of industry experience, is a Managing Director of Barings (U.K.) Limited (“Barings UK”), parent of Barings Global Advisers Limited (“BGA”). He joined Barings UK in 2016 and currently manages the European high yield funds. Prior to joining Barings UK, he was Co-CEO, Europe of Castle Hill Asset Management. Prior to Castle Hill, he was a portfolio manager at Ignis Investment Management. He previously served as chairman of the board of directors for the European High Yield Association. He holds a B.B.A. from Emory University and an M.B.A. from Columbia University. Mr. Abouchar is a Chartered Financial Analyst.

Stuart Mathieson, with over 15 years of industry experience, is a member of Barings UK’s European High Yield Investments Group. He is responsible for representing the firm’s interests on restructurings and workouts and manages high yield portfolios. Prior to joining Barings UK in 2002, he worked in the business recovery services team at PricewaterhouseCoopers. He holds a B.Sc. from Keble College, Oxford and is a member of the Institute of Chartered Accountants, England & Wales.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGEMENT TEAM.

PORTFOLIO ADVISORY TEAM (A) (B)	ACCOUNT CATEGORY	TOTAL NUMBER OF ACCOUNTS	APPROXIMATE TOTAL ASSET SIZE (A) (B)	NUMBER OF ACCOUNTS WITH PERFORMANCE- BASED ADVISORY FEE	APPROXIMATE ASSET SIZE OF PERFORMANCE- BASED FEE ACCOUNTS
Russell D. Morrison (C)(D)	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A
Sean Feeley (C)	Registered Investment Companies	7	$1,219.0	0	N/A
	Other Pooled Investment Vehicles	5	$2,749.8	0	N/A
	Other Accounts (E)	14	$4,165.4	0	N/A
Scott Roth	Registered Investment Companies	4	$190.6	0	N/A

	Other Pooled Investment Vehicles	4	$2,463.1	0	N/A
	Other Accounts (E)	14	$2,347.0	0	N/A
Craig Abouchar	Registered Investment Companies	1	$26.6	0	N/A
	Other Pooled Investment Vehicles	2	$1,079.8	0	N/A
	Other Accounts	6	$1,000.8	0	N/A
Stuart Mathieson	Registered Investment Companies	0	$0	0	N/A
	Other Pooled Investment Vehicles	3	$1,392.0	0	N/A
	Other Accounts	3	$35.1	0	N/A

(A)	Account asset size has been calculated as of December 31, 2016.
(B)	Asset size in millions.
(C)	Represents accounts advised by Barings over which Messrs. Morrison, Feeley, or Freno have day-to-day management responsibilities.
(D)	Mr. Morrison, as head of Barings’ Global Fixed Income Group, has overall responsibility for all fixed and floating income rate assets managed by Barings. Except for the accounts noted in the table above, Mr. Morrison is not primarily responsible for the day-to-day management of the other accounts managed by Barings’ Global Fixed Income Group.
(E)	Mr. Feeley manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: Barings or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Barings may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Barings may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings may also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. As a result, Barings has a conflict of interest in connection with the cross-trade since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance fee. To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Barings’ fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Barings will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Barings advisory clients during or after the original syndication. Barings advisory clients may purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. Barings or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings may invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Barings or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. Barings may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings may permit certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Code of Ethics, as summarized above.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Barings, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 – Brokerage Practices, Investment Allocation Policy. In addition, as noted above, to address the conflicts, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Code of Ethics, as summarized above.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest may also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Code of Ethics, as summarized above.

Trade Errors: Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Errors Policy governing the resolution of trading errors, and will follow the Global Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transaction through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction may be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction may temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Best Execution Policy and a Directed or Restricted Brokerage Policy which are summarized below under Item 12 – Brokerage Practices, Counterparty Selection/Recommendations and Directed/Restricted Brokerage.

Barings and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.

Barings (Investment Adviser):

Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings’ compensation is competitive with industry norms.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly incentive bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Barings, iii) client satisfaction, iv) collaboration, v) risk management and vi) integrity.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ overall earnings, revenue and assets under management. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BGA (Sub-Adviser):

On March 29, 2012, Barings Global Advisers Limited (“BGA”) and Barings (U.K.) Limited (“Barings UK”) entered into a services agreement pursuant to which Barings UK agreed to provide personnel services to BGA (including the secondment of investment staff on a part-time basis) sufficient to enable BGA to carry on its business (including to discharge its obligations under the Sub-Advisory Agreement). A summary of Barings UK’s employee remuneration structures appears below:

Barings UK’s remuneration structures are designed to support and further the firm’s business strategy, objectives, values and long-term interests. Packages aim to facilitate the retention of existing employees and attract high calibre new employees in order to achieve the best results for the firm and its clients. As a result, packages offered should be competitive with those available to professionals working in London in relevant areas (including banking, private equity, asset management, corporate finance advisory, law and accounting).

Remuneration Components:

Remuneration arrangements for employees currently comprise some or all of the following components:

(a)	fixed salary;

(b)	awards under the short-term incentive scheme (“STI”);

(c)	awards under the long-term incentive scheme (“LTI”); and

(d)	share of carried interest in certain funds (“Carried Interest”).

Fixed Salary:

All employees receive a fixed salary, payable in monthly instalments. Fixed salary generally comprises a pensionable and a non-pensionable element. The non-pensionable component is initially identified in the relevant employee’s employment contract. Fixed salaries (and the proportions of which are pensionable and non-pensionable) are reviewed from time to time.

Fixed salary for an earnings year is determined following the completion of the end-of-year appraisals for the previous year. Staff are notified of any change to their fixed salary in February, with any changes being backdated to the start of the earnings year.

Short-Term Incentive Scheme:

All employees are eligible to be considered for an STI award each year. While STI awards may be made in non-cash form, all awards have been made in cash to date. Awards are determined following the completion of the end-of-year appraisals for the earnings year to which they correspond and are based on performance measurement, taking into account the profits generated by the firm. Staff who have been awarded an STI award are generally notified in February of their award. The award is typically paid within 2 weeks of staff being notified, following the finalization of Barings UK’s accounts. Leavers generally forfeit any STI that has been awarded but not yet paid.

Long-Term Incentive Scheme:

LTI awards are used to reward and retain employees that senior management consider are key to Barings’s business. All employees are eligible to be considered for an LTI award each year. Awards are based on performance measurement, taking into account the profits generated by the firm. LTI awards are entirely made in non-cash form.

Barings UK’s LTI scheme broadly mirrors the equivalent scheme operated by Barings, whereby beneficiaries are notified in February (following the relevant earnings year) of the amount of the award that will be made to them in July. Prior to July of that year, recipients of LTI awards are asked to express a preference as to how they would like their award to be allocated (they may track one or more of a prescribed range of reference assets, including, a term deposit rate, individual funds managed by Barings UK or BGA and various external funds). Awards are then made in July, with payments in respect of those awards (as adjusted for the performance of the selected reference assets) being made in four equal annual instalments, commencing on the first anniversary of the award date. As with STI, leavers generally forfeit any outstanding LTI.

Carried Interest:

Carried Interest is only relevant to funds which pay an incentive fee to Barings UK or BGA in its capacity as investment manager. Proposals regarding the allocation of Carried Interest are made to the Barings UK Remuneration Committee, which in turn reviews and approves the recipients, amounts and structure of any such awards. Generally, awards are only made to members of senior management and employees directly involved in the management of the investments comprising the portfolio of the relevant fund. The rules regarding forfeiture of Carried Interest by leavers vary by fund.

BENEFICIAL OWNERSHIP. As of December 31, 2016, members of the Portfolio Management Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Russell D. Morrison	$100,001-$500,000
Sean Feeley	$100,001-$500,000
Scott Roth	$10,001-$50,000
Craig Abouchar	None
Stuart Mathieson	$10,001-$50,000

*	Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable for this filing.

Item 11. Controls and Procedures.

(a)	The principal executive officer and the principal financial officer of the Registrant evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes to the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant’s second half year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over

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financial reporting period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The Registrant has posted its Code of Ethics on its website at www.barings.com/bgh.

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith [for principal executive officer].

Filed herewith [for principal financial officer].

(a)	(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Barings Global Short Duration High Yield Fund

By (Signature and Title)     /s/ Russell D. Morrison

               Russell D. Morrison, President

Date     March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Russell D. Morrison

               Russell D. Morrison, President

Date     March 10, 2017

By (Signature and Title)     /s/ Carlene Pollock

                Carlene Pollock, Chief Financial Officer

Date     March 10, 2017